UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

February 9, 2018

GROWLIFE, INC.
(Exact name of registrant as specified in charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

000-50385 (Commission File Number)		90-0821083 (IRS Employer Identification No.)
5400 Carillon Point Kirkland, WA 98033 (Address of Principal Executive Offices and zip code)

(866) 781-5559
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01    Entry into a Material Definitive Agreement.

On February 9, 2018, GrowLife, Inc., a Delaware corporation (the “Company”), closed the transactions described below with St. George Investments, LLC, a Utah limited liability company (“St. George”).

Securities Purchase Agreement and Warrant To Purchase Shares of Common Stock

On February 9, 2018 (the “Closing”), the Company executed the following agreements with St. George: (i) Securities Purchase Agreement; and (ii) Warrant to Purchase Shares of Common Stock (the “Warrant”), (collectively the “St. George Agreements”). The Company entered into the St. George Agreements with the intent to acquire working capital to grow the Company’s businesses.

Pursuant to the St. George Agreements, the Company agreed to sell and to issue to St. George for an aggregate purchase price of $1,000,000 (the “Purchase Price”): (a) 48,687,862 Shares of newly issued restricted Common Stock of the Company; and (b) the Warrant (collectively, the “Securities”). St. George has paid the entire Purchase Price for the Securities.

The Warrant is exercisable for a period of five (5) years from the Closing, for the purchase of up to 48,687,862 shares of the Company’s Common Stock at an exercise price of $0.05 per share of Common Stock. The Warrant is subject to a cashless exercise option at the election of St. George and other adjustments as detailed in the Warrant.

The foregoing description of the St. George Agreements is not complete and is subject to and qualified in its entirety by reference to the Agreement within Exhibit 10.1 which is attached hereto and incorporated herein by this reference.

Item 3.02    Unregistered Sales of Equity Securities.

See the disclosures made in Item 1.01, which are incorporated herein by reference. All securities issued in the St. George transaction were issued in a transaction exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933. The St. George transaction did not involve a public offering, the sale of the securities was made without general solicitation or advertising, there was no underwriter, and no underwriting commissions were paid.

Item 8.01    Other Events

On February 15, 2018, the Company issued a press release announcing the closing of the St. George Agreements. The press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1	Securities Purchase Agreement dated February 9, 2018 by and among GrowLife, Inc. and St. George Investments LLC.

99.1	Press Release of GrowLife, Inc. dated February 15, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROWLIFE, INC.

Date: February 15, 2018	By:	/s/ Marco Hegyi
Marco Hegyi
Chief Executive Officer

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